UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006 (February 8, 2006)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 8.01 — OTHER EVENTS
On January 25, 2006, Arkansas Best Corporation issued a press release announcing the Board of Directors approval of a quarterly cash dividend of $0.15 per share to holders of record on February 8, 2006. A copy of the press release is attached as an exhibit to this Report on Form 8-K.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
99.1 Press release of Arkansas Best Corporation dated January 25, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date: February 8, 2006	/s/ Judy R. McReynolds

Judy R. McReynolds,
Senior Vice President –
Chief Financial Officer and Treasurer